UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2025

Kayne Anderson BDC, Inc.

(Exact name of registrant as specified in its charter)

Delaware	814-01363	83-0531326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Texas Avenue, Suite 2200, Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 1 (713) 493-2020

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	KBDC	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On November 10, 2025, Kayne Anderson BDC, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter ended September 30, 2025. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

On November 11, 2025, the Company will host a conference call to discuss its financial results for the third quarter ended September 30, 2025. In connection therewith, the Company provided an earnings presentation on its website at https://www.kaynebdc.com. A copy of the earnings presentation is attached hereto as Exhibit 99.2 to this Form 8-K.

The information disclosed under this Item 2.02, including Exhibit 99.1 and Exhibit 99.2 hereto, is being “furnished” and shall not be deemed “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 10, 2025, the Company issued a press release announcing that the Board of Directors (the “Board”) of the Company appointed Frank P. Karl as President and Andy Wedderburn-Maxwell as Senior Vice President. The text of this press release is included as Exhibit 99.3 to this Form 8-K.

Mr. Karl, age 37, has served as Senior Vice President of the Company since 2023. He has been a Managing Director of Kayne Anderson Capital Advisors, L.P. (“Kayne Anderson”), the parent company of the Company’s investment adviser, since 2021, and has been focused on Kayne Anderson’s private credit strategies.

Mr. Wedderburn-Maxwell, age 50, joined Kayne Anderson in April 2025 as Managing Director, BDCs. He has over 15 years of investment banking experience, having held senior roles at firms including Citigroup and Wells Fargo, where he served as a Managing Director focused on financial institutions. Prior to joining Kayne Anderson, Andy transitioned to the asset management side in 2023, where he contributed to the development and public listing of a BDC at another investment management firm.

There is no arrangement or understanding between Mr. Karl or Mr. Wedderburn-Maxwell and any other persons pursuant to which either Mr. Karl or Mr. Wedderburn-Maxwell was selected as an officer. There are no family relationships between Mr. Karl or Mr. Wedderburn-Maxwell and any director, executive officer or person nominated or chosen by the Company to become an executive officer of the Company within the meaning of Item 401(d) of Regulation S-K under the Securities Act (“Regulation S-K”). Neither Mr. Karl nor Mr. Wedderburn-Maxwell are a party to any transaction, or any proposed transaction, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On November 10, 2025, the Company issued a press release, included herewith as Exhibit 99.1, announcing the declaration of a fourth quarter 2025 dividend of $0.40 per share, which will be payable on January 16, 2026 to stockholders of record as of December 31, 2025.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being “furnished” and shall not be deemed “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of Kayne Anderson BDC, Inc., dated November 10, 2025.
99.2	Kayne Anderson BDC, Inc. Third Quarter 2025 Earnings Presentation.
99.3	Press Release of Kayne Anderson BDC, Inc., dated November 10, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAYNE ANDERSON BDC, INC.

Date: November 10, 2025	By:	/s/ Terry A. Hart
	Name:	Terry A. Hart
	Title:	Chief Financial Officer and Treasurer

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